UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2007

aQuantive, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-29361	91-1819567

(State or Other Jurisdiction of Incorporation)	(Commission File Number.)	(IRS Employer Identification No.)

321 Second Avenue, 18th Floor, Seattle Washington		98104

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (206) 816-8800

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Pursuant to the Agreement and Plan of Merger dated May 17, 2007 (the “Merger Agreement”), aQuantive, Inc. (the “Company”) and Microsoft Corporation filed the required notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) on June 4, 2007. On July 5, 2007, the required waiting period under the HSR Act expired. Accordingly, while the closing of the Merger Agreement remains subject to a number of closing conditions, including approval by the Company’s shareholders at a special meeting that has been scheduled for August 9, 2007, all requirements under the HSR Act have been satisfied.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 6, 2007

AQUANTIVE, INC.
By:	/s/ Linda Schoemaker
Name:	Linda Schoemaker
Title:	Senior Vice President and General Counsel